SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 11, 2004

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10275	74-1914582
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

 Registrant's telephone number, including area code    972-980-9917

Item 5.  Other Events.

           Pursuant to Rule 135c of the Securities Act of 1933, as amended, Brinker International, Inc. hereby files its Press Release, dated May 11, 2004, announcing its pricing of $300 million in notes that are being offered in a private placement (attached as Exhibit 99).

Item 7. Financial Statements and Exhibits

(c)     Exhibits.

99   Press Release dated May 11, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: May 13, 2004	By: /s/ Roger F. Thomson
Roger F. Thomson,
Executive Vice President and
General Counsel